Exhibit 10.5

Tenancy Renewal Agreement

AN AGREEMENT made on the 18th day of March, Year (2024) between

Landlord

NAME/UEN: EULERS IP PTE LTD / 202227429H

(hereinafter called “the Landlord”, which expression shall where the context so admits shall include his successors in title and assigns) of one part and

Tenant

NAME/UEN: ACCOLADE IP (SG) PTE LTD / 201803336H

(hereinafter called “the Tenant” which expression shall where the context so admits shall include the Tenant’s executors, administrators and permitted assigns) of the other part.

Regarding the subject property located at 10 ANSON ROAD #35-03A INTERNATIONAL PLAZA S(079903) leased to the said Tenant under a lease dated 19th MARCH 2022, (hereinafter called “Tenancy Agreement”).

NOW IT IS HEREBY AGREED as follows:

1.	The lease is extended for a further term of TWENTY FOUR (24) MONTHS beginning 1st May 2024 and ending on 30th APRIL 2026 based on the same terms and conditions as contained in the said Tenancy Agreement except for those provisions contained in this Agreement.

2	All terms, provisions and covenants of the said Tenancy Agreement that shall remain in full force for the duration of the extended term, are hereby incorporated by attachment.

3	In connection with this Agreement, the monthly rent payable shall be SINGAPORE DOLLARS THREE THOUSAND THREE HUNDRED ONLY (S$3,300.00) per month. GST as per prevailing rate shall be applicable on the rent and payable by the Tenant.

4	SECURITY DEPOSIT: The security deposit shall remain at S$9000.00. (As per 19 March 2022 TA)

5	STAMP DUTIES: To be borne by Tenant

6	PREMATURE TERMINATION BY TENANT: In the event of early termination by the Tenant, the Tenant must compensate to the Landlord the rental amount of balance months of lease term.Alternatively, the Tenant must find a replacement at the same or higher rent (new Tenant subject to approval by Landlord).

Tenancy Renewal Agreement

IN WITNESS WHEREOF the parties have hereunto set their hands the day and year first above written.

SIGNED by	)

For and on behalf of:	)

ACCOLADE IP (SG) PTE LTD / 201803336H	)

NAME:	HAU YUEN YUK

NRIC/FIN/Passport No.:	HJ2088823

In the presence of:

Name:

Contact No:

SIGNED by	)

For and on behalf of:	)

EULERS IP PTE LTD / 202227429H	)

NAME:	YEO PENG PENG

NRIC/FIN/Passport No.:	S7530445E

In the presence of:

Name:

Contact No: